September 18, 2008

S&P 500® CAPITAL APPRECIATION FUND
(Providing for Special Redemption Feature in 2018)

A series of Trust for Professional Managers (the “Trust”)

Supplement to Prospectus and Statement of Additional Information
dated September 9, 2008

The S&P 500® Capital Appreciation Fund (Providing for Special Redemption Feature in 2018) (the “Fund”) will be offered during an initial offering period which is currently scheduled to begin on September 22, 2008 and end at the close of business (4:00 p.m. Eastern time) on November 17, 2008, subject to extension.  If the initial offering period ends on November 17, 2008, the Fund will begin its continuous offering of shares on November 18, 2008.

During the Fund’s initial offering period, you may subscribe to purchase Fund shares at a price of $12.50 per share.  Investment checks made payable to “S&P 500 Capital Appreciation Fund” received during the initial offering period will be securely held but will not be cashed and invested in the Fund until at least November 18, 2008.  If you would like to invest via federal wire, please complete an account application as directed in the Fund’s Prospectus to indicate your desire to participate in the initial offering period through federal funds wire.  Monies received by wire will be held in escrow until at least November 18, 2008.  Subscriptions received during the Fund’s initial offering period will be processed on the purchase date, which will be the date on which the Fund commences operations, which is expected to be November 18, 2008.  Applications to purchase shares of the Fund received after the initial offering period will be invested in the Fund at the Fund’s then current net asset value.

The Fund intends to commence operations on November 18, 2008.  However, the Fund reserves the right to delay the Fund’s commencement of operations and extend the initial offering period upon notice to investors.

You may rescind your order to purchase shares of the Fund at any time during the initial offering period by contacting the Fund at (888) 887-2386.

To obtain a copy of the Fund’s Prospectus, please contact the Fund at (888) 887-2386.

Please retain this Supplement with your Prospectus for reference.

The date of this Prospectus Supplement is September 18, 2008.